Exhibit 10.15

LEASE AMENDMENT

THIS LEASE AMENDMENT (“Agreement”) is entered into on this 22d day of April, 2016 by and between Agile Therapeutics, Inc. (“Tenant”) and Bunn Farm Associates, LLC (“Landlord”).

WITNESSETH:

WHEREAS, Landlord and Tenant entered into a lease dated November 19, 2010, which was amended on November 20, 2012, July 24, 2013, and August 20, 2015 (collectively, the “Lease”) for approximately 5,750 square feet of office space on the third floor of Unit A of Herrontown Woods Condominium located at 101 Poor Farm Road, Princeton, New Jersey 08540 and an additional, approx. 1,250 square feet, of additional space located on the second floor of Unit A of Herrontown Woods Condominium (collectively “Demised Premises”); and

WHEREAS, Landlord desires to let to Tenant and Tenant desires to lease from Landlord an additional 320 square feet +/- of office space located on the second floor of Unit A of Herrontown Woods Condominium located at 101 Poor Farm Road, Princeton, New Jersey 08540 (“320 sq. ft. Space”).

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby expressly acknowledged, the parties hereto, each intending to be legally bound, do hereby agree as follows:

1.                                      Recitals.  The Recitals to this Agreement stated above are hereby incorporated herein by reference.

2.                                      Lease Amendment - Demised Premises.  The Lease shall be amended to add the 320 sq. ft. Space to the Lease.

3.                                      Lease Amendment - Monthly Base Rent.  The term, Annual Rent and Monthly Base Rent to be paid by Tenant to the Landlord commencing May 1, 2016 for the 320 sq. ft. Space shall be:

May 1, 2016 — November 30, 2017 - $7,680.00 / yr. ($640.00 /mo.)

December 1, 2017 — November 30, 2019 - $8,000 / yr. ($666.66 /mo.)

December 1, 2019 — November 30, 2020 - $8,320.00 / yr. ($693.33 /mo.)

4.                                      Condition.  The Tenant will accept the 320 sq. ft. Space in its “AS-IS” condition provided the holes in the wall are repaired and the walls are painted on May 1, 2016.  Tenant grants the Landlord access, at all times, to the 320 sq. ft. Space to access the computer equipment located in the computer room adjacent to the 320 sq. ft. Space.  Landlord shall not unreasonably interfere with Tenants business during such access.

5.                                      Entire Agreement.  It is the intention of the parties hereto that the lease of the 320 sq.ft Space be coterminous with the Lease of the first and second floor space leased by Landlord to Tenant under the Lease. This Agreement, together with the Lease, as modified, embodies the entire agreement of Landlord and Tenant with respect to the subject matter of this Agreement.  This Agreement supersedes any prior agreements, whether written or oral, with respect to the subject matter of this Agreement.  There are no agreements or understandings which are not set forth in the Lease or this Agreement. This Agreement may be modified only by a written instrument duly executed by Tenant and Landlord.  In the event of any conflict between the terms of this Agreement and the Lease, this Agreement shall govern as to the term in conflict.  Except as expressly modified herein, all of the terms and conditions of the Lease and all prior amendments to the Lease remain in full force and effect.

6.                                      Binding Effect. The terms and provisions of this Agreement will inure to the benefit of, and will be binding upon, the permitted successors, assigns, personal representatives, heirs, devisees, and legatees of Tenant and Landlord. Tenant and Landlord have executed this Agreement on the respective dates set forth beneath their signatures below. Any agent or other person executing this Agreement on behalf of any party represents and warrants to the others and to Landlord that he or she has full power and authority to execute this Agreement on such party’s behalf.

7.                                      Governing Law.  The interpretation and construction of this Agreement, and all matters relating hereto, shall be governed by the laws of the State of New Jersey applicable to agreements executed and to be performed solely within the State of New Jersey.

8.                                      Jurisdiction; Agents for Service of Process.  Any proceeding brought against any of the parties to this Agreement on any dispute arising out of this Agreement or any matter related hereto shall be brought in the courts of the County of Mercer, State of New Jersey, or in the United States District Court for New Jersey, and, by execution and delivery of this Agreement, each of the parties to this Agreement accepts the exclusive jurisdiction of such courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement.

9.                                      Legal Representation.  The parties acknowledge that they have entered into this Agreement after consultation with their respective attorneys.

10.                               Full Force and Effect.  Except as specifically and expressly modified by this Agreement, the terms and conditions of the Lease shall remain in full force and effect.

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11.                               Defined Terms.  All capitalized terms that are not otherwise defined herein shall have the meanings assigned to such terms in the Lease.

IN WITNESS WHEREOF, the parties hereto have executed, or have caused their duly authorized representatives to execute, this Agreement the day and year first above written.

Agile Therapeutics, Inc.

By:	/s/ Al Altomari
Name:	Al Altomari, Chief Executive Officer
Date:	4/22/16

Bunn Farm Associates, LLC

By:	/s/ Shawn M. Neufeld
Name:	Shawn M. Neufeld, Manager
Date:	4/22/16

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LEASE AMENDMENT

THIS LEASE AMENDMENT (“Agreement”) is entered into on this 1st day of December 2016 by and between Agile Therapeutics, Inc. (“Tenant”) and Bunn Farm Associates, LLC (“Landlord”).

WITNESSETH:

WHEREAS, Landlord and Tenant entered into a lease dated November 19, 2010, which was amended on November 20, 2012, July 24, 2013, August 20, 2015 and April 22, 2016 (collectively, the “Lease”) for approximately 5,750 square feet of office space on the third floor of Unit A of Herrontown Woods Condominium located at 101 Poor Farm Road, Princeton, New Jersey 08540 and an additional, approx. 1,570 square feet, of additional space located on the second floor of Unit A of Herrontown Woods Condominium (collectively “Demised Premises”); and

WHEREAS, Landlord desires to let to Tenant and Tenant desires to lease from Landlord an additional 900 square feet +/- of office space located on the second floor of Unit A of Herrontown Woods Condominium located at 101 Poor Farm Road, Princeton, New Jersey 08540 (“900 sq. ft. Space”).

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby expressly acknowledged, the parties hereto, each intending to be legally bound, do hereby agree as follows:

1.                                      Recitals.  The Recitals to this Agreement stated above are hereby incorporated herein by reference.

2.                                      Lease Amendment - Demised Premises.  The Lease shall be amended to add the 900 sq. ft. Space to the Lease.

3.                                      Lease Amendment - Monthly Base Rent.  The term, Annual Rent and Monthly Base Rent to be paid by Tenant to the Landlord commencing the date hereof for the 900 sq. ft. Space shall be:

The date hereof  — November 30, 2017 - $21,600.00 / yr. ($1,800.00 /mo.) (prorated for the number of days in the first month of occupancy of the 900 sq.ft. Space )

December 1, 2017 — November 30, 2019 - $22,500.00 / yr. ($1,875.00 /mo.)

December 1, 2019 — November 30, 2020 - $23,400 / yr. ($1,950.00 /mo.)

4.                                      Condition.  The Tenant will accept the 900 sq. ft. Space in its “AS-IS” condition.  Tenant grants the Landlord access, at all times, to and through the 900 sq. ft. Space to access the computer equipment located in the computer room adjacent to the 900 sq. ft. Space, to use the lunch room, supply room and copy room located within the 900 sq. ft. Space and for pass-through access from either end of the building in which the 900 sq. ft. Space is located.

5.                                      Entire Agreement.  It is the intention of the parties hereto that the lease of the 900 sq.ft Space be coterminous with the Lease of the third and other second floor space leased by Landlord to Tenant under the Lease. This Agreement, together with the Lease, as modified, embodies the entire agreement of Landlord and Tenant with respect to the subject matter of this Agreement.  This Agreement supersedes any prior agreements, whether written or oral, with respect to the subject matter of this Agreement.  There are no agreements or understandings which are not set forth in the Lease or this Agreement. This Agreement may be modified only by a written instrument duly executed by Tenant and Landlord.  In the event of any conflict between the terms of this Agreement and the Lease, this Agreement shall govern as to the term in conflict.  Except as expressly modified herein, all of the terms and conditions of the Lease and all prior amendments to the Lease remain in full force and effect.

6.                                      Binding Effect. The terms and provisions of this Agreement will inure to the benefit of, and will be binding upon, the permitted successors, assigns, personal representatives, heirs, devisees, and legatees of Tenant and Landlord. Tenant and Landlord have executed this Agreement on the respective dates set forth beneath their signatures below. Any agent or other person executing this Agreement on behalf of any party represents and warrants to the others and to Landlord that he or she has full power and authority to execute this Agreement on such party’s behalf.

7.                                      Governing Law.  The interpretation and construction of this Agreement, and all matters relating hereto, shall be governed by the laws of the State of New Jersey applicable to agreements executed and to be performed solely within the State of New Jersey.

8.                                      Jurisdiction; Agents for Service of Process.  Any proceeding brought against any of the parties to this Agreement on any dispute arising out of this Agreement or any matter related hereto shall be brought in the courts of the County of Mercer, State of New Jersey, or in the United States District Court for New Jersey, and, by execution and delivery of this Agreement, each of the parties to this Agreement accepts the exclusive jurisdiction of such courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement.

9.                                      Legal Representation.  The parties acknowledge that they have entered into this Agreement after consultation with their respective attorneys.

10.                               Full Force and Effect.  Except as specifically and expressly modified by this Agreement, the terms and conditions of the Lease shall remain in full force and effect.

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11.                               Defined Terms.  All capitalized terms that are not otherwise defined herein shall have the meanings assigned to such terms in the Lease.

IN WITNESS WHEREOF, the parties hereto have executed, or have caused their duly authorized representatives to execute, this Agreement the day and year first above written.

Agile Therapeutics, Inc.

By:	/s/ Al Altomari
Name:	Al Altomari, Chief Executive Officer
Date:	11/30/16

Bunn Farm Associates, LLC

By:	/s/ Shawn M. Neufeld
Name:	Shawn M. Neufeld, Manager
Date:	11/30/16

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